SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2006

               INTERNATIONAL IMAGING SYSTEMS, INC.
              ------------------------------------
       (Exact name of registrant as specified in Charter)


          Delaware             000-25413         65-0854589
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(State or other Jurisdiction  Commission       (IRS employer
     of incorporation)         file no.)     identification no.)


2419 E. Commercial Boulevard, # 307, Ft. Lauderdale, FL  33308
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   (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (954) 492-3703
                                                   --------------

                        Not Applicable
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  (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 3.02. Unregistered Sales of Equity Securities.

On November 3, 2006, the Registrant completed the sale of 225,000 shares of authorized, previously unissued Series A Convertible Preferred Stock for gross cash proceeds of $123,750 or $0.55 per share. The securities were purchased by 19 of the Registrant's shareholders who recently acquired control of the Registrant as previously reported in its most recent Current Report on Form 8-K dated September 19, 2006 and incorporated by reference herein. There were no underwriting discounts or commissions paid in the transaction.

Each share of Series A Preferred Convertible Stock ("Preferred") is convertible into one hundred (100) shares of the Registrant's restricted Common Stock at the holder's option at any time subject to redemption by the Registrant upon notice of redemption at any time, at a redemption price equal to 110% of the purchase price paid for the Preferred, and subject to cancellation, after notice, of the conversion right on or after September 30, 2008, if certain market trading parameters for the Registrant's Common Stock shall have occurred.

Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under
Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors having access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.


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Item 9.01      Financial Statements and Exhibits.

(d)
Exhibits
Number         Description
----------     --------------

   4.1    Series A Convertible Preferred Stock Specimen

   4.2    Series A Convertible Preferred Stock Certificate of Designations









                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on current Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERNATIONAL IMAGING SYSTEMS, INC.


                             By: /s/John Vogel
                             -----------------------------------
                             John Vogel, Chief Executive Officer

Dated: November 7, 2006





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